2012 UBS GLOBAL OIL & GAS CONFERENCE
2012 UBS GLOBAL OIL & GAS CONFERENCE
2012 UBS GLOBAL OIL & GAS CONFERENCE
May 22, 2012 May 22, 2012
JOSEPH M. BENNETT JOSEPH M. BENNETT
Executive VP  & Chief Investor Executive VP  & Chief Investor
Relations Officer Relations Officer
JEFFREY M. PLATT JEFFREY M. PLATT
Executive VP & Executive VP &
Chief Operating Officer Chief Operating Officer

Phone:
504.568.1010
Fax:
504.566.4580
Web:
www.tdw.com
Email:
connect@tdw.com
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
2
In accordance with the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking.
The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the
Company, involve numerous risks and uncertainties that may cause the
Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, volatility in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, field development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty in accessing credit or capital; acts of terrorism and piracy;
significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries where we operate; foreign currency fluctuations; labor influences proposed by international conventions; increased regulatory burdens and oversight following the Deepwater Horizon incident; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors as well as other information contained in this report.

KEY TAKEAWAYS
KEY TAKEAWAYS
KEY TAKEAWAYS
•
Culture of safety & operating excellence
•
Macro picture improving – stable oil prices, increased
E&P spending, improving rig count
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest fleet provides basis for
continued earnings growth
•
Strong balance sheet allows us to act upon available
opportunities

SAFETY RECORD RIVALS
LEADING COMPANIES
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
4
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
2002 2003 2004 2005 2006 2007 2008 2009 2010
CALENDAR YEARS
TOTAL RECORDABLE INCIDENT RATES
TIDEWATER DOW CHEMICAL CHEVRON
EXXON/MOBIL

Source: ODS-Petrodata and Tidewater
June 2008
(Peak)
Working Rigs
603
Rigs Under
Construction
186
OSV Global
Population
2,033
OSV’s Under
Construction
736
OSV/Rig Ratio
3.37
DRIVERS OF OUR BUSINESS
“Peak to Present”
DRIVERS OF OUR BUSINESS
DRIVERS OF OUR BUSINESS
“Peak to Present”
“Peak to Present”

Source: ODS-Petrodata and Tidewater
June 2008
(Peak)
Jan. 2011
Working Rigs
603 538
Rigs Under
Construction
186 118
OSV Global
Population
2,033 2,599
OSV’s Under
Construction
736 367
OSV/Rig Ratio
3.37 4.83
DRIVERS OF OUR BUSINESS
“Peak to Present”
DRIVERS OF OUR BUSINESS
DRIVERS OF OUR BUSINESS
“Peak to Present”
“Peak to Present”

Source: ODS-Petrodata and Tidewater
June 2008
(Peak)
Jan. 2011 May 2012
Working Rigs
603 538 611
Rigs Under
Construction
186 118 188
OSV Global
Population
2,033 2,599 2,756
OSV’s Under
Construction
736 367 404
OSV/Rig Ratio
3.37 4.83 4.51
DRIVERS OF OUR BUSINESS
“Peak to Present”
DRIVERS OF OUR BUSINESS
DRIVERS OF OUR BUSINESS
“Peak to Present”
“Peak to Present”

Source: ODS-Petrodata and Tidewater
June 2008
(Peak)
Jan. 2011 May 2012
Working Rigs
603 538 611
Rigs Under
Construction
186 118 188
OSV Global
Population
2,033 2,599 2,756
OSV’s Under
Construction
736 367 404
OSV/Rig Ratio
3.37 4.83 4.51
DRIVERS OF OUR BUSINESS
“Peak to Present”
DRIVERS OF OUR BUSINESS
DRIVERS OF OUR BUSINESS
“Peak to Present”
“Peak to Present”

Source: ODS-Petrodata and Tidewater
As of May 2012, there are approximately 404 additional AHTS and PSV’s
(~15% of the global fleet) under construction.
Vessels > 5 years old today
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010
THE WORLDWIDE OSV FLEET – RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
THE WORLDWIDE OSV FLEET –
THE WORLDWIDE OSV FLEET –
RETIREMENTS
RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
EXPECTED TO EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only) Estimated as of May 2012
Global fleet estimated at 2,756 vessels, including 466 vessels that are
30+ yrs old (17%), and another 278 vessels that are 25-29 yrs old (10%)

VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3
Competitor #4
Competitor # 5
Competitor #1
Avg.
All Others (1,993 total
vessels for
350+ owners)
Tidewater AHTS and PSV fleet includes 165 vessel additions since 2000
254
151
108
77
66 65
5
0
100
200
300
400
(AHTS and PSV’s only) – Estimated as of May 2012

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity       4.3%          7.2% 12.4% 18.9%         18.3% 19.5%         11.4%         5.0%
4.3%
Adjusted EPS**
Adjusted EPS**
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
HISTORY OF EARNINGS GROWTH
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
AND SOLID THROUGH-CYCLE RETURNS
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011
Fiscal
2012

OUR GLOBAL FOOTPRINT
Vessel Distribution by Region
(excludes stacked vessels – as of 3/31/12)
OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
Vessel Distribution by Region
Vessel Distribution by Region
(excludes stacked vessels –
(excludes stacked vessels –
as of 3/31/12)
as of 3/31/12)
In 4Q FY 2012, ~6% of vessels/revenue was generated in U.S. GOM; however, 38 total active U.S.-flagged vessels provide good optionality to a recovery in the U.S. GOM.
12
Americas
63
(24%)
SS Africa/Europe
132
(50%)
MENA
35
(13%)
Asia/Pac
33
(13%)

Vessel Count Estimated Cost
AHTS 101 $1,765m
PSV’s 91 $1,934m
Crewboats & Tugs 71 $301m
TOTALS: 263 $4,000m
(1)
.
At 3/31/12, 215 new vessels were in our fleet with ~5.7 year average age
Vessel Commitments
Jan. ’00 – March ‘12
(1) $3,640m (91%) funded through 3/31/12
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
THE LARGEST MODERN OSV FLEET
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
IN THE INDUSTRY….

Count
AHTS 2
PSV 18
Crew and Tug 5
Total 25
Vessels Under Construction*
As of March 31, 2012
* Includes 3 new vessel purchase commitments at 3/31/12
Estimated delivery schedule – 13 in FY ‘13, 10 in FY ‘14 and 2 thereafter.
CAPX of $220m in FY ‘13, $95m in FY ‘14 and $44m in FY ’15.
…. AND MORE TO COME
…. AND MORE TO COME
…. AND MORE TO COME

Fiscal Year
Actual vessel deliveries through 3/31/12; estimated vessel deliveries based on commitments to build or acquire as of 3/31/12
Through 3/31/12, vessel
commitments include 263 vessels
with a capital cost of $4.0 billion
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
BALANCE BETWEEN “BUY” and “BUILD”
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
THROUGH-CYCLE, EVA-BASED  INVESTMENT;
BALANCE BETWEEN “BUY”
BALANCE BETWEEN “BUY”
and “BUILD”
and “BUILD”
0
5
10
15
20
25
30
35
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Built Acquired

RECENT VESSEL COMMITMENTS
RECENT VESSEL COMMITMENTS
RECENT VESSEL COMMITMENTS
0
2
4
6
8
10
12
9/30/09
Qtr
12/31/09
Qtr
3/31/10
Qtr
6/30/10
Qtr
9/30/10
Qtr
12/31/10
Qtr
3/31/11
Qtr
6/30/11
Qtr
9/30/11
Qtr
12/31/11
Qtr
3/31/12
Qtr
Amounts depict vessel count and total cost in quarter commitment was made to acquire (not when delivery or payments were made)
$96M
$55M
$72M
$179M
1 MPSV
1 PSV
4 AHTS
6 AHTS
6 AHTS
3 PSV’s
54 vessels over last 2+ years with
a total capital cost of ~$1 billion
$66M
4 AHTS
1 PSV
9 AHTS
$139M
$101M
2 PSV’s
4 PSV
1 AHTS
$100M
$24M
1 AHTS
4 CREW
$83M
3 PSV
$116M
4 PSV

Over a 13-year period, Tidewater has invested $4.1 billion in CapEx ($3.6 billion in the “new” fleet), and paid out ~$1 billion through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.6 billion and $732 million, respectively
$ in millions
CFFO
Fiscal Year
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2012
FLEET RENEWAL & EXPANSION
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2012
FUNDED BY CFFO THROUGH FISCAL 2012
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
CAPX Dividend Share Repurchase

Senior Unsecured Notes $590 million
Average Life to Maturity (as of 3/31/12)
~ 7.9 years
Weighted Average Coupon 4.30%
Term Loan $125 million*
Revolving Line of Credit $450 million
Remaining Term ~ 3.8  years
Interest Rate
LIBOR plus 1.5% to
2.25%, based on leverage
Private Placement Financings:
Private Placement Financings:
Credit Facilities:
Credit Facilities:
*Term Loan drawn in January 2012
RECENT FINANCINGS WILL FUND GROWTH
AT AN ATTRACTIVE RELATIVE COST
RECENT FINANCINGS WILL FUND GROWTH
RECENT FINANCINGS WILL FUND GROWTH
AT AN ATTRACTIVE RELATIVE COST
AT AN ATTRACTIVE RELATIVE COST

As of March 31, 2012
Cash & Cash Equivalents $321 million
Total Debt $950 million
Shareholders Equity $2,526 million
Net Debt / Net Capitalization 20%
Total Debt / Capitalization 27%
~$770 million of pro forma liquidity as of 3/31/12, including $450 million of availability under bank credit facilities.
STRONG FINANCIAL POSITION PROVIDES
ADDITIONAL STRATEGIC OPTIONALITY
STRONG FINANCIAL POSITION PROVIDES
STRONG FINANCIAL POSITION PROVIDES
ADDITIONAL STRATEGIC OPTIONALITY
ADDITIONAL STRATEGIC OPTIONALITY

WHERE COULD FISCAL 2014 FIND US?
Potential for Earnings Acceleration
WHERE COULD FISCAL 2014 FIND US?
WHERE COULD FISCAL 2014 FIND US?
Potential for Earnings Acceleration
Potential for Earnings Acceleration
Avg. Dayrates
260 vessel assumption (215 current new vessels + 25 under construction + 20 additional new vessels next  year).
* 3/31/12 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
Actual Qtrly Dayrates
6/30/11    $14,091
9/30/11    $14,291
12/31/11  $14,835
3/31/12    $15,658
$15,658*
$17,224
(+ 10%)
$18,946
(+ 10%)
83.2%*
85.0%
90.0%
~$3.40
EPS
~$5.50
EPS ~$400M+
EBITDA
~$535M
EBITDA
~$760M
EBITDA
~$9.50
EPS

FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
SHAREHOLDER VALUE
FINANCIAL STRATEGY FOCUSED
FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
ON CREATING LONG-TERM
SHAREHOLDER VALUE
SHAREHOLDER VALUE
Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results

2012 UBS GLOBAL OIL & GAS CONFERENCE
2012 UBS GLOBAL OIL & GAS CONFERENCE
2012 UBS GLOBAL OIL & GAS CONFERENCE
May 22, 2012 May 22, 2012
JOSEPH M. BENNETT JOSEPH M. BENNETT
Executive VP  & Chief Investor Executive VP  & Chief Investor
Relations Officer Relations Officer
JEFFREY M. PLATT JEFFREY M. PLATT
Executive VP & Executive VP &
Chief Operating Officer Chief Operating Officer

APPENDIX APPENDIX APPENDIX 23

CURRENT REVENUE MIX
Quality of Customer Base
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base
Super Majors
35%
NOC's
23%
Others
42%
Our top 10 customers in Fiscal 2012 (4 Super Majors,
3 NOC’s and 3 IOC’s) accounted for 59% of our revenue

Other Operators Top 10 Customers
Tidewater’s top 10 customers contract ~19% of the working worldwide jackup fleet and ~50% of the working worldwide floater fleet
Jackups
(334 Working Rigs)
Floater Rigs
(232 Working Rigs)
62
272
116
Source: ODS-Petrodata and Tidewater
Other Operators
Top 10 customers
116
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
(Estimated as of May 2012)
RIGS CONTRACTED BY OUR
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
TOP 10 CUSTOMERS
(Estimated as of May 2012) (Estimated as of May 2012)

FLEET CASH OPERATING MARGINS
FLEET CASH OPERATING MARGINS
FLEET CASH OPERATING MARGINS
Traditional Vessels
New Vessels
Note:  Cash operating margins are defined as vessel revenue less vessel operating expenses
Fiscal Years
26
$0
$100
$200
$300
$400
$500
$600
$700
$800
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Cash Oper Margin 38.6% 37.6% 46.5% 41.9% 36.9% 38.7% 49.1% 54.6% 51.9% 51.3% 46.8% 39.3% 39.8%

Twelve Months Ended
3/31/12 3/31/11
Revenues $1,067 $1,055
Net Earnings* $110 $123
EPS* $2.13 $2.40
Net Cash from Operations $222 $264
Capital Expenditures $357 $615
*Fiscal 2012 excludes $22.1 million, or $0.43 per share, goodwill impairment charge in September 2011
Fiscal 2011 excludes an after-tax $4.35 million, or $0.09 per share, charge related to settlement with DOJ and an after-tax $6.3 million, or $0.12 per share, charge related to settlement with the Government of Nigeria for FCPA matters, an after-tax $3.9 million, or $0.08 per share, charge related to participation in a multi-company
U.K.-based pension plan, and an after-tax  $3.0 million, or $0.06 per share, impairment charge related to certain vessels.
$ in Millions, Except Per Share Data
RECENT FINANCIAL RESULTS
REFLECT CYCLICAL DOWNTURN
RECENT FINANCIAL RESULTS
RECENT FINANCIAL RESULTS
REFLECT CYCLICAL DOWNTURN
REFLECT CYCLICAL DOWNTURN

SIGNIFICANT AVERAGE
AGE IMPROVEMENT
SIGNIFICANT AVERAGE
SIGNIFICANT AVERAGE
AGE IMPROVEMENT
AGE IMPROVEMENT
2) Includes 25 vessels under construction, including 3 vessel purchase commitments (based on current estimated delivery schedule), plus additional newbuilds/acquisitions of ~20 vessels per year (approximately $500 million in new capital commitments per year). Tidewater is not committed to spending $500 million annually, but we use this assumption in estimating average fleet age in the future.
20
14
6
28
0
5
10
15
20
3/31/06 3/31/07 3/31/08 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14
Assumptions: 1) Average 45 vessel disposals per year in future (versus an average of 50+ vessel dispositions per year over last 3 years).

VESSEL UTILIZATION BY SEGMENT
VESSEL UTILIZATION BY SEGMENT
VESSEL UTILIZATION BY SEGMENT
29
30%
40%
50%
60%
70%
80%
90%
6/09 9/09 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11 12/11 3/12
Americas Asia/Pac MENA Sub Sah Africa

VESSEL DAYRATES BY SEGMENT
VESSEL DAYRATES BY SEGMENT
VESSEL DAYRATES BY SEGMENT
30
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
6/09 9/09 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11 12/11 3/12
Americas Asia/Pac MENA Sub Sah Africa

Vessel Revenue ($)
Average Fleet Count

Average New Vessels in Q4 2012
$288 million
Vessel Revenue in Q4 2012
(88% from New Vessels)
NEW FLEET DRIVING RESULTS
NEW FLEET DRIVING RESULTS
NEW FLEET DRIVING RESULTS
31
0
50
100
150
200
250
300
350
400
450
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY 2009 FY 2010 FY 2011 FY 2012
New Traditional Stacked
0
50
100
150
200
250
300
350
400
450
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY 2009 FY 2010 FY 2011 FY 2012
New Traditional

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$120 million
Vessel Margin in Q4 2012
(91% from New Vessels)
Q4 2012 Vessel Margin: 41%
CYCLICAL UPTURN
SHOULD DRIVE MARGIN EXPANSION
CYCLICAL UPTURN
CYCLICAL UPTURN
SHOULD DRIVE MARGIN EXPANSION
SHOULD DRIVE MARGIN EXPANSION
32
0
25
50
75
100
125
150
175
200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY 2009 FY 2010 FY 2011 FY 2012
New Traditional
0%
10%
20%
30%
40%
50%
60%
70%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY 2009 FY 2010 FY 2011 FY 2012
Total New Traditional